UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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FIRST BUSEY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your **Vote** Counts!

FIRST BUSEY CORPORATION

2023 Annual Meeting

Vote by May 23, 2023 11:59 PM ET for shares held directly.
Vote by May 21, 2023 11:59 PM ET for shares held in the First Busey Corporation Profit Sharing Plan and Trust and in the Employee Stock Purchase Plan.



FIRST BUSEY CORPORATION
100 WEST UNIVERSITY AVENUE
CHAMPAIGN, IL 61820

V00788-P82334

You invested in FIRST BUSEY CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023.**

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting on or before May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 24, 2023
10:30 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/BUSE2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: Board Recommends 01) Samuel P. Banks 04) Michael D. Cassens 07) Frederic L. Kenney 1 0) Cassandra R. Sanford O For 02) George Barr 05) Van A. Dukeman 08) Stephen V. King 03) Stanley J. Bradshaw 06) Karen M. Jensen 09) Gregory B. Lykins 2. To approve, in a non-binding, advisory vote, the compensation of our named executive officers, as described in the O For proxy statement, which is referred to as a "say-on-pay" proposal. 3. To approve the First Busey Corporation Amended 2020 Equity Incentive Plan. O For 4. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year -., For ending December 31, 2023. v NOTE: The proxy will be voted in the discretion of the named proxies upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". V00789-P82334